SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.                )
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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)
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345 Park Avenue
New York, New York 10154
(800) 349-4281

September 14, 2005

SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
To the Stockholders:
      The Annual Meeting of Stockholders (the “Annual Meeting”) of Scudder Global Commodities Stock Fund, Inc. (the “Fund”) is to be held at 10:00 a.m., Eastern time, on Tuesday, October 11, 2005, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope — postage prepaid — in which to return your proxy card are enclosed. You also may vote by touch-tone telephone or through the Internet by following the instructions on the enclosed proxy card.
      At the Annual Meeting, the stockholders will elect thirteen Directors for the Fund, all of whom serve as directors for other funds in the Scudder fund complex and one of whom is a current Director of the Fund. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.
      All of our independent Directors plan to attend this meeting and look forward to meeting interested stockholders.

      Your Fund’s Directors recommend that you vote in favor of each of the nominees for Director.

Respectfully,

Robert J. Callander
Chairman of the Board
on behalf of the full Board
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS INC. AT 866-328-5445.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
      Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it or them in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the approval of the Proposal and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting or any adjournments or postponements thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.
      See your proxy card for instructions for internet voting.
      You may also call 800-852-5162 and vote by telephone.
      If we do not receive your completed proxy card after several weeks, our proxy solicitor, Georgeson Shareholder Communications Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts:
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts:
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts:
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
Notice of Annual Meeting of Stockholders
To the Stockholders of
Scudder Global Commodities Stock Fund, Inc.:
      Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Scudder Global Commodities Stock Fund, Inc. (the “Fund”) has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 11, 2005 at 10:00 a.m., Eastern time, for the following purpose:
      To consider and vote upon the election of fourteen Directors for the Fund into three Classes:

•	Four Class I Directors will hold office for an initial term of one year, or until their respective successors shall have been duly elected and qualified;

•	Four Class II Directors will hold office for an initial term of two years, or until their respective successors shall have been duly elected and qualified; and

•	Five Class III Directors will hold office for a term of three years, or until their respective successors shall have been duly elected and qualified.
      The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
      Holders of record of the shares of common stock of the Fund at the close of business on August 4, 2005 are entitled to vote at the Annual Meeting and any adjournments or postponements thereof.
      By order of the Board of Directors,

/s/ Carole Coleman

Carole Coleman,
Secretary
September 14, 2005

SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
PROXY STATEMENT
General
      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global Commodities Stock Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Investment Manager”), part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 11, 2005 at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof (the “Meeting”).
      This Proxy Statement, the Notice of Annual Meeting of Stockholders and the proxy card are first being mailed to stockholders on or about September 14, 2005 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it (1) in person at the Meeting by casting his or her vote or (2) by executing a later-dated proxy by mail. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Directors of the Fund for the proposal as indicated in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.
      The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.
      The election of a Director of the Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

      Holders of record of the common stock of the Fund at the close of business on August 4, 2005 (the “Record Date”) will be entitled to one vote per share on each matter on which they are entitled to vote at the Meeting and any adjournments or postponements thereof. There were 25,971,998 shares of common stock outstanding on the Record Date.
      The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive a copy of the annual report for the year ended June 30, 2005, without charge, by calling 800–349–4281 or 800–294–4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.
PROPOSAL: ELECTION OF DIRECTORS
      The Meeting will constitute the first annual meeting of stockholders of the Fund. At the Meeting, stockholders of the Fund will be asked to elect 13 individuals to constitute the Board of Directors of the Fund. Holders of common stock voting together as a single class will elect the 13 Directors.
      Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the 13 nominees listed below as Directors of the Fund to serve for a term of one year for Class I Directors (Henry P. Becton, Jr., Richard R. Burt, Dawn-Marie Driscoll and Martin J. Gruber), two years for Class II Directors (Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring and Philip Saunders, Jr.), and three years for Class III Directors (Graham E. Jones, Rebecca W. Rimel, William N. Searcy, Jean Gleason Stromberg and Carl W. Vogt), or until their successors are duly elected and qualified. Each nominee has consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors has approved the nomination of the individuals listed below.
Background and General Information
      In an effort to enhance and coordinate the governance of the Fund with that of the other funds in the Scudder Fund Complex, the Board of Directors is recommending that shareholders elect a new slate of Directors. One of the nominees, Mr. Froewiss, currently serves on the Board, and the remaining nominees currently serve on the Boards of other Scudder Funds listed on Appendix A to this Proxy Statement. Each of the nominees already serves as a Board member on one or more Funds for which Deutsche Investment Management Americas Inc. (“DeIM”), or its affiliates, Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Investment Company Capital Corporation (“ICCC”) (collectively, these Funds are referred to as the “Scudder Funds Complex” and DeAM, Inc., DeIM and

ICCC are referred to as “Deutsche Asset Management”) render investment advisory and other services.
      Each nominee is familiar with the operations of Deutsche Asset Management and DeIM. Pertinent information about each nominee is set forth below and in Appendices A and B to this Proxy Statement.
      At a meeting held on July 5, 2005, the Board’s Committee on Independent Directors, which consists solely of Directors who are not “interested persons” of the Fund or the Investment Manager as defined in the Investment Company Act of 1940, as amended (“Independent Directors”), agreed to nominate the slate described below for election to the Board. At that meeting the Board adopted the proposals of its Committee on Independent Directors.
Board Considerations

      The Board of Directors considered the nomination of the persons listed below to serve as Directors as part of an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of the overall Scudder Funds Complex.
      In its deliberations, the Board considered various matters related to the management and long-term welfare of the Fund and the overall complex. The Board expressed its belief that coordinated governance of the Fund through a Board structure that includes persons serving on the boards of other Scudder Funds will benefit the Fund by improving the effectiveness of Board oversight of the Funds, their management and other service providers. All of the nominees, if elected, would be Independent Directors.
      The Board of Directors believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. The nominees have distinguished careers in government, law, finance, academia and other areas and will bring a wide range of expertise to the Board. It was noted that the nominees who are currently Board members of other funds in the Scudder Funds Complex have experience with different aspects of the Scudder Funds Complex, including differing approaches to investment management. Consequently, the collective experience of the nominees should serve to enhance the oversight role of the Board.
      The Board of Directors considered, among other factors, that an expanded Board will facilitate uniform oversight of the Fund and the other funds in the Scudder Funds Complex and standardization of policies among the Funds. The Board of Directors noted that recent regulatory changes have substantially increased the responsibilities of investment company boards for oversight of compliance and other matters. The proposed expanded Board would eliminate the possibility that the Board would arrive at conflicting decisions regarding the policies, strategies, operations and management of the Fund as related to the other Scudder Funds, thus reducing the costs, confusion and complexity that might otherwise result from different or conflicting decisions. The Board of Directors also considered that the expanded Board would enable the Fund to take advantage of the existing knowledge and experience of the individual nominees. Thus, an expanded Board should facilitate the adoption and implementation of uniform best compliance practices and policies across the Scudder Funds Complex, including the Fund.
      The Board of Directors also considered the administrative efficiencies that may result from having the proposed expanded Board. The Boards of the Fund and of the other Scudder Funds address a number of the same issues at their meetings, including, among other important issues, discussions with the Funds’ Chief Compliance Officer, reports from some of the same portfolio managers, review and oversight of substantially similar compliance policies and procedures, including the Funds’ brokerage and fair valuation policies, and discussions of management’s outlook for services to shareholders, accounting and other back office functions, as well as general business issues. Deutsche Asset Management and the other service providers to the Funds spend a significant amount of time and effort preparing and coordinating materials and presentations for Board meetings. Having to prepare for fewer meetings and eliminating the need for duplicative portfolio manager, Chief Compliance Officer and other management presentations should make management’s involvement in the governance process more efficient, facilitate greater focus on fund management and potentially reduce related service provider expenses.
      The Board of Directors took note of the fact that the nominees, as Board members in the Scudder Funds Complex, receive a complex-wide fee, with each fund in the complex paying a proportionate share of the total compensation, rather than fees that are separately determined for each fund, which is how the current Board of Directors is compensated. It is anticipated that the Fund’s Board compensation structure will be changed so that it will pay retainers and meeting fees as part of the complex-wide fee. Since the costs associated with the compensation and expenses of this expanded Board will be allocated among a larger number of funds, the Board-related expenses paid by the Fund will be reduced.
      As part of their deliberations, the Board of Directors also considered possible disadvantages of having a larger Board. However, the Board of Directors concluded that these possible detriments of size were outweighed by the benefits anticipated from the expanded Board.
Information Concerning Nominees
      The following table sets forth certain information concerning each of the nominees as a Director of the Fund. None of the nominees is currently a Director of the Fund except for

Mr. Froewiss, who currently serves as chairman of the Fund’s audit committee. Other than Mr. Froewiss, none of the current Directors are standing for re-election.
      Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class I — Independent* Nominees to serve until 2006 Annual Meeting of Stockholders:

Number of Portfolios
in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee
Address	Publicly Held Companies	Time Served	for Director

Henry P. Becton, Jr. 1943 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service.	Director Nominee	42

Number of Portfolios
in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee
Address	Publicly Held Companies	Time Served	for Director

Richard R. Burt 1947 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Chairman, Diligence LLC (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc. (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.† International Advisory Council (since July 1996); Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991 – 1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985 – 1991); Member of the Board, Homestake Mining† (mining and exploration) (1998 – February 2001), Archer Daniels Midland Company† (agribusiness operations) (October 1996 – June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 – December 2001); Chairman of the Board, Weirton Steel Corporation† (April 1996 – 2004).	Director Nominee	54

†	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

			Number of Portfolios
			in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee
Address	Publicly Held Companies	Time Served	for Director

Dawn-Marie Driscoll 1946 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988 – 1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978 – 1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization).	Director Nominee	42

Martin J. Gruber 1937 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1965); Director, Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies). Formerly, Trustee (2000 – 2005) and Chairman of the Board (2003 – 2005), CREF; Trustee, TIAA (pension fund) (1996 – 2000); Director, S.G. Cowen Mutual Funds (1985 – 2001).	Director Nominee	51

Class II — Independent* Nominees to serve until 2007 Annual Meeting of Stockholders:

			Number of Portfolios
			in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee
Address	Publicly Held Companies	Time Served	for Director

Keith R. Fox 1954 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association).	Director Nominee	42

Kenneth C. Froewiss 1945 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Clinical Professor of Finance, NYU Stern School of Business (1997 – present), Member, Finance Committee, Association for Asia Studies (2002 – present); Formerly, Managing Director, J.P. Morgan (investment banking firm) (1984 – 1996). Mr. Froewiss serves on the boards of four other funds managed by DeIM.	2004	47(1)

(1)	In addition to the 5 Scudder funds on whose Boards Mr. Froewiss currently serves, which include the Fund, Mr. Froewiss has been elected to serve on the Boards overseeing an additional 42 portfolios in the Scudder Funds Complex, effective September 15, 2005.

			Number of Portfolios
			in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee for
Address	Publicly Held Companies	Time Served	Director

Richard J. Herring 1946 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995 – June 2000).	Director Nominee	51

Philip Saunders, Jr. 1935 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987 – 1988); President, John Hancock Home Mortgage Corporation (1984 – 1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982 – 1986).	Director Nominee	51
Class III — Independent* Nominees to serve until 2008 Annual Meeting of Stockholders:

Number of Portfolios
in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee for
Address	Publicly Held Companies	Time Served	Director

Graham E. Jones 1933 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	Director Nominee	51

			Number of Portfolios
			in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee for
Address	Publicly Held Companies	Time Served	Director

Rebecca W. Rimel 1951 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	Director Nominee	51

William N. Searcy 1946 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989 – October 2003).	Director Nominee	51

Jean Gleason Stromberg 1943 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Retired. Formerly, Consultant (1997 – 2001); Director, US General Accounting Office (1996 – 1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978 – 1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	Director Nominee	42

Number of Portfolios
in Funds Complex
Name,	Present Office with the Fund, if any; Principal	Term of Office	Overseen by Director
Year of Birth and	Occupation or Employment and Directorships in	and Length of	or Nominee for
Address	Publicly Held Companies	Time Served	Director

Carl W. Vogt 1936 c/o Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999 – 2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999 – 2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board.	Director Nominee	42

*	Directors or Director nominees considered by the Fund not to be “interested persons” of the Fund or the Fund’s investment manager, DeIM.

     The following table provides the information concerning the dollar range of equity securities owned beneficially by each nominee for election as Director. The information is provided as of July 31, 2005 with respect to the Fund (column two) and as of December 31, 2004 with respect to the Scudder Fund Complex (column three).

Aggregate Dollar Range of Equity Securities
	Dollar Range of	in All Registered Investment Companies
	Equity Securities	Overseen by Director/Nominee in Family of
Name of Nominee	in the Fund[1]	Investment Companies[1]

Henry P. Becton, Jr.	$1-$10,000	Over $100,000
Richard R. Burt	None	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	$10,001-$50,000	$50,001-$100,000
Martin J. Gruber	$1-$10,000	Over $100,000
Richard J. Herring	$10,001-$50,000	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
     No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), nor any immediate family members had any interest in DeIM, the Fund’s investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with DeIM as of June 30, 2005.
      As of July 31, 2005, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock.
      Appendix B to this Proxy Statement sets forth the compensation paid to each nominee by the Fund for the fiscal year ended June 30, 2005 and by the Scudder Funds Complex for the calendar year ended December 31, 2004.
      It is anticipated that Ms. Driscoll will become Chairman of the Board if the Proposal is approved by the shareholders of the Fund.

Regulatory Matters and Litigation
      Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors (including certain of the nominees named in these proxy materials), officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.
Recommendation of the Board
      After careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders vote “FOR” the election of each nominee as set forth in this Proposal.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act, as applied to a closed–end management investment company, require the Fund’s officers and Directors, the Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

      Based on a review of reports filed by the Fund’s Directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year–end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the fiscal period ended June 30, 2005 were timely except that Michael Colon, a director of the Fund’s Investment Manager, filed a Form 3 two days late. Mr. Colon has since corrected his omission by making the necessary filing. As a convenience to the Directors, the Investment Manager assists the Directors in making their Section 16 filings.
      To the best of the Fund’s knowledge, as of June 30, 2005, no person owned beneficially more than 5% of the Fund’s outstanding stock.
Committees of the Board — Board Meetings
      The Board of Directors of the Fund met three times from September 2004, when the Fund commenced operations, to June 30, 2005.
      Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as a regular member.
      As of June 30, 2005, the Board of Directors has an Audit Committee, an Executive Committee, a Valuation Committee and a Committee on Independent Directors. The responsibilities of each Committee are described below. If elected, the newly constituted Board may determine to restructure the Fund’s current committee structure.
Audit Committee
      The Board has an Audit Committee, currently consisting of all of those Directors who are Independent Directors, which met three times during the fiscal period ended June 30, 2005. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. applicable to closed-end funds. The Board of Directors has determined that each of Messrs. Callander, Froewiss and Yun is an “audit committee financial expert,” as determined under the rules of the SEC. The Audit Committee’s functions include the oversight of the Fund’s accounting and financial reporting policies and practices and its internal controls, the quality and objectivity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements. In addition to having direct responsibility for the appointment, retention, compensation and oversight of the Fund’s independent registered public accounting firm, the Audit Committee considers matters related to the independence of the Fund’s independent registered public accounting firm, discusses the Fund’s annual audited financial statements and interim financial statements with the Fund’s manage-

ment and independent registered public accounting firm and meets with the independent registered public accounting firm to, among other things, review the arrangements for and scope of the Fund’s annual audit and any special audits and discuss any matters of concern relating to the Fund’s financial statements.
      Audit Committee’s Pre–Approval Policies and Procedures. The Audit Committee must approve the engagement of the independent registered public accounting firm to provide audit or non–audit services to the Fund and non–audit services to DeIM or its control affiliates that relate directly to the Fund’s operations and financial reporting prior to the commencement of any such engagement. In addition, the independent registered public accounting firm must notify the Fund’s Audit Committee not later than the Audit Committee’s next meeting if the independent registered public accounting firm enters into an engagement to provide audit or non–audit–related services to DeIM or its control affiliates that are not for services to the Fund or services that relate directly to the Fund’s operations and financial reporting whose projected fees are in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reason for selecting the independent registered public accounting firm, and the projected fees. The independent registered public accounting firm must certify in writing to the Audit Committee that it has complied with all the provisions of these policies and procedures on a minimum on a semi-annual basis.
      The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix C.
      At a meeting held on July 5, 2005, the Audit Committee and Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PwC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2006. The Fund’s financial statements for the fiscal year ended June 30, 2005 and for the fiscal period ended December 31, 2004 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC:

Audit–Related
		Tax Fees		Fees		All Other Fees
Audit Fees
			DeIM–		DeIM–		DeIM–
Fiscal Year Ended	Fund	Fund	Related	Fund	Related	Fund	Related

June 30, 2004(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
June 30, 2005	$108,000	$9,200	$0	$225	$264,200	$0	$89,635

(1)	The Fund commenced operations in September 2004.

     The fees disclosed in the table above under the caption “Audit Fees” are the aggregate fees billed for the period from commencement of operations of the Fund through June 30, 2005 for professional services rendered for the audits of the Fund’s annual and semi–annual financial statements and review of financial statements included in the Fund’s Form N–CSR for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees disclosed under the caption “Audit–Related Fees” are the aggregate fees billed for the period from commencement of operations of the Fund through June 30, 2005 for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for the period from commencement of operations of the Fund through June 30, 2005 for professional services rendered for tax compliance and tax return preparation. “All Other Fees” are the aggregate fees billed for the period from commencement of operations of the Fund through June 30, 2005 for products and services provided, other than the services described above. “All Other Fees” were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund. “DeIM–Related Fees” includes fees billed for services, if any, during the period from commencement of operations of the Fund through June 30, 2005 to DeIM and all entities controlling, controlled by, or under common control with DeIM that provide ongoing services to the Fund. All of the services described under “Audit–Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee. The Audit Committee pre–approved all non–audit services that PwC provided to DeIM and DeIM–related entities that related directly to the Fund’s operations and financial reporting.
      The aggregate non–audit fees billed by PwC to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund were $98,835 for the fiscal year ended June 30, 2005. The Fund’s Audit Committee gave careful consideration to the non–audit related services provided by PwC to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide ongoing services to the Fund, and, based in part on certain representations and information provided by PwC, determined that the provision of these services was compatible with maintaining PwC’s independence.
      Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report
      In connection with the audited financial statements as of and for the fiscal period ended June 30, 2005 included in the Fund’s Annual Report for the fiscal period ended June 30, 2005 (the “Annual Report”), at a meeting held on August 18, 2005, the Audit Committee considered and discussed the audited financial statements with management and PwC, and discussed the audit of such financial statements with PwC.
      The Audit Committee also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). PwC provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of PwC their firm’s independence.
      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.
      Based on its consideration of the audited financial statements and the discussions referred to above with management and PwC and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.
      Submitted by the Audit Committee of the Fund’s Board of Directors: Kenneth C. Froewiss (Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira, Kesop Yun and Dr. Susan Kaufman Purcell.
Committee on Independent Directors
      The Committee on Independent Directors consists of all of the Independent Directors. The members of the Committee on Independent Directors are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Committee met once during the fiscal period ended June 30, 2005, and held a subsequent meeting on July 5, 2005 to recommend the nominees for Independent Directors presented in the Proxy Statement.
      The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors. The Committee met on July 5, 2005 to recommend the nominees for Independent Directors presented in this Proxy Statement.
      The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.
      The Board of Directors has adopted a written charter for the Committee on Independent Directors, which is attached to this Proxy Statement as Appendix D. The charter is not available on the Fund’s website.
      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by Board members and the Investment Manager. Appendix A to the charter (which is part of Appendix D hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee. In order to be considered by the Committee for the 2006 annual meeting, submission should be made by May 17, 2006.
Executive Committee
      The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Messrs. Callander, Esposito and Froewiss are currently the members of the Executive Committee. The Executive Committee did not meet during the fiscal period ended June 30, 2005.
Valuation Committee
      The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Callander, Esposito and Froewiss are currently the members of the Valuation Committee, with Mr. Luers as an alternate. The Valuation Committee met once during the fiscal period ended June 30, 2005.
Stockholder Communications with Directors
      The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of Scudder Global Commodities Stock Fund, Inc., c/o Carole Coleman, Secretary of the Fund, 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. The Secretary of the Fund then will promptly forward copies of all written correspondence to the Directors.

Executive Officers
      The following persons are Executive Officers of the Fund:

	Present Office with the Fund;	Year First Became
Name (Year of Birth)	Principal Occupation or Employment(1)	an Officer(2)

Julian F. Sluyters (1960)	President and Chief Executive Officer; Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder New Asia Fund, Inc. (since May 2004) and Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991–1998) UBS Global Asset Management.	2004

Paul H. Schubert (1963)	Treasurer and Chief Financial Officer; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).	2004

	Present Office with the Fund;	Year First Became
Name (Year of Birth)	Principal Occupation or Employment(1)	an Officer(2)

Carole Coleman (1969)	Secretary since 2005; Director, Deutsche Asset Management (since July 2005); Associate General Counsel of Fred Alger & Company, Inc. (April 2002- June 2005); Associate Attorney, Charpie & Associates (October 1995-March 2002).	2005
Terence Brennan (1964)	Vice President; Director of Deutsche Asset Management.	2004
Kate Sullivan D’Eramo (1957)	Assistant Treasurer; Director of Deutsche Asset Management.	2004
Theresa Gusman (1960)	Vice President; Managing Director of Deutsche Asset Management.	2004
Scott M. McHugh (1971)	Assistant Treasurer, Director of Deutsche Asset Management.	2005
John Millette (1962)	Assistant Secretary; Director of Deutsche Asset Management.	2004
Caroline Pearson (1962)	Assistant Secretary; Managing Director of Deutsche Asset Management.	2004

(1)	Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Brennan, Millette, Schubert and Sluyters and Mses. D’Eramo and Pearson own securities of Deutsche Bank A.G.

(2)	The President, Treasurer and Secretary each holds office until the next annual meeting of the Board of Directors and until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the bylaws of the Fund.
Transactions with and Remuneration of Directors and Officers
      Each Independent Director currently receives fees, paid by the Fund, of $750 per Directors’ meeting attended and an annual Director’s fee of $6,000, except the Chairman of the Board (currently Mr. Callander), who receives an annual fee of $18,000. The Chairman of the Audit Committee (currently Mr. Froewiss) receives an additional $2,000 annual fee for serving in that capacity. Each Independent Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment

Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Under the proposed structure of the Board, as set forth in this Proxy Statement, the expected costs associated with the compensation and expenses of an expanded board will be allocated across a greater number of Scudder funds, thereby decreasing the Fund’s board related compensation and expenses. DeIM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund’s officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see “The Investment Manager,” page 23), although the Fund makes no direct payments to them.
      The Independent Directors are not entitled to benefits under any pension or retirement plan. The Board of Directors of the Fund has approved the payment of a one-time benefit to Messrs. Callander, Luers, Nogueira and Yun and Dr. Purcell, who will not be continuing as Directors of the Fund as a result of the proposed restructuring of the Board, in an amount equal to their normal annual compensation as Directors. Inasmuch as DeIM will also benefit from certain administrative efficiencies created by the restructured Board, DeIM has agreed to reimburse the Fund for the cost of this one-time benefit.
      The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and DeIM, plus compensation received from all funds managed by DeIM for which a Director serves on the Board. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open–end fund.

Compensation Table

(1)	(2)	(3)	(4)	(5)

				Aggregate
				Compensation
		Pension or		as a Director/
		Retirement		Trustee of
	Aggregate	Benefits	Estimated	the Fund
	Compensation	Accrued as	Annual	and Other
Name of Person,	from the	Part of	Benefits Upon	Scudder
Position	Fund*	Fund Expenses	Retirement	Funds**

Robert J. Callander,	$21,092	N/A	N/A	$115,520
Director***				(5 funds)
Kenneth C. Froewiss,	$12,864	N/A	N/A	$ 87,364
Director				(5 funds)
William H. Luers,	$10,864	N/A	N/A	$ 77,114
Director***				(5 funds)
Ronaldo A. da Frota Nogueira,	$11,614	N/A	N/A	$ 83,114
Director***				(5 funds)
Susan Kaufman Purcell,	$11,614	N/A	N/A	$ 75,060
Director***				(4 funds)
Kesop Yun,	$10,864	N/A	N/A	$ 64,864
Director***				(5 funds)

*	The amounts reflected are the actual compensation received from the Fund from September 2004, commencement of operations, to June 30, 2005, the Fund’s fiscal year end.

**	The amounts reflected are the actual aggregate compensation received from the Fund and other funds in the Scudder Funds Complex for the calendar year ended December 31, 2004.

***	Not standing for reelection.
Required Vote
      Election of each of the listed nominees for Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. Your Fund’s Directors recommend that stockholders vote “FOR” each of the listed nominees.
The Investment Manager
      Under the supervision of the Board of Directors of the Fund, the Fund’s investment manager, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The Investment Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Manager also provides certain administrative services to the Fund.
      Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.
Other Matters
      The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in accordance with their discretion.
Miscellaneous
      Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. (“Georgeson”), 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.
      Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 14, 2005. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

      If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-328-5445. Any proxy given by a stockholder is revocable until voted at the Meeting. See “Proxy Statement — General.”
      In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by October 11, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.
STOCKHOLDER PROPOSALS
      Stockholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the 2006 meeting of stockholders of the Fund should send their written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154, by May 17, 2006. The timely submission of a proposal does not guarantee its inclusion.
      For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record both at the time of giving such notice and at the time of the annual meeting, the stockholder must be entitled to vote at the meeting and the notice must contain the information about the nomination or other business that is required by the Fund’s bylaws. To be timely, any such notice must be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, for a notice by a stockholder to be timely, it must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made.
      The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2006 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/Carole Coleman

Carole Coleman
Secretary
345 Park Avenue
New York, New York 10154
September 14, 2005

APPENDIX A
      The first column shows the Scudder Funds for which Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Jean Gleason Stromberg and Carl W. Vogt currently serve as Directors or Trustees. The second column shows the Scudder Funds for which Richard R. Burt, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr. and William N. Searcy currently serve as Directors or Trustees.

Updated as of July 6, 2005	Updated as of August 1, 2005

GLOBAL/INTERNATIONAL FUND, INC.
Scudder Global Discovery Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
INVESTMENT TRUST
Scudder Capital Growth Fund
Scudder Growth and Income Fund
Scudder Large Company Growth Fund
Scudder S&P 500 Index Fund
Scudder Small Company Stock Fund
SCUDDER CASH INVESTMENT TRUST
SCUDDER FUNDS TRUST
Scudder Short Term Bond Fund
SCUDDER INCOME TRUST
Scudder GNMA Fund
SCUDDER INTERNATIONAL FUND, INC.
Scudder Emerging Markets Fund
Scudder Greater Europe Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
SCUDDER MONEY MARKET TRUST
Scudder Money Market Series
SCUDDER MUNICIPAL TRUST
Scudder High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund
SCUDDER MUTUAL FUNDS, INC.
Scudder Gold and Precious Metals Fund	SCUDDER ADVISOR FUNDS, and its series:
Cash Management Fund Investment
Tax Free Money Fund Investment
NY Tax Free Money Fund Investment
Treasury Money Fund Investment
International Equity Fund — Class A, B and C and Investment Class
Mid Cap Growth Fund — Class A, B, C, R and S and Investment Class and Institutional Class
Lifecycle Mid Range Fund — Investment Class
Lifecycle Short Range Fund — Investment Class
Small Cap Growth Fund — Class A, B, C, R, S, AARP, Institutional and Investment Class
SCUDDER ADVISOR FUNDS II, and its series:
EAFE Equity Index Fund — Institutional Class
U.S. Bond Index Fund — Institutional Class
SCUDDER ADVISOR FUNDS III, and its series:
Money Market Fund — Investment Class
Lifecycle Long Range Fund — Institutional, Investment Class

Updated as of July 6, 2005	Updated as of August 1, 2005

SCUDDER PATHWAY SERIES
Conservative Portfolio
Growth Portfolio
Growth Plus Portfolio
Moderate Portfolio
SCUDDER PORTFOLIO TRUST
Scudder Income Fund
SCUDDER SECURITIES TRUST
Scudder Development Fund
Scudder Health Care Fund
Scudder Small Company Value Fund
SCUDDER STATE TAX FREE TRUST
Scudder Massachusetts Tax Free Fund
SCUDDER TAX FREE MONEY FUND
SCUDDER TAX FREE TRUST
Scudder Intermediate Tax/AMT Free Fund
SCUDDER U.S. TREASURY MONEY FUND
SCUDDER VARIABLE SERIES I
Bond Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Money Market Portfolio
VALUE EQUITY TRUST
Scudder Select 500 Fund
Scudder Tax Advantaged Dividend Fund	SCUDDER INSTITUTIONAL FUNDS, and its series:
Cash Management Fund — Institutional Class
Cash Reserves Fund — Institutional Class
Treasury Money Fund — Institutional Class
International Equity Fund — Institutional Class
Equity 500 Index Fund — Institutional Class, Investment Class
Daily Assets Fund — Institutional Class
Scudder Inflation Protected Plus Fund — Class A, B, C, S and Institutional Class
SCUDDER INVESTMENT PORTFOLIOS, and its series:
U.S. Bond Index Portfolio
EAFE® Equity Index Portfolio
Scudder Limitation-Duration Plus Fund — Class A, C and Investment Class
SCUDDER CASH MANAGEMENT PORTFOLIO
SCUDDER TREASURY MONEY PORTFOLIO
SCUDDER INTERNATIONAL EQUITY PORTFOLIO
SCUDDER EQUITY 500 INDEX PORTFOLIO
SCUDDER MG INVESTMENTS TRUST, and its series:
International Select Equity Fund — Class A, B, C, R and S, Premier Class, Investment Class, Institutional Class
Fixed Income Fund — Class A, B, C, R and S, Investment Class, Institutional Class

Updated as of August 1, 2005

Short Duration Fund (formerly Short-Term Fixed Income Fund) — Class A, B, C and S, Institutional Class
Short-Term Municipal Bond Fund — Class A, B, C and S, Investment Class, Institutional Class
High Income Plus Fund — Premier Class, Investment Class, Institutional Class
Micro Cap Fund — Investment Class, Institutional Class, Class A, B, C and S
Total Return Bond Fund
SCUDDER INVESTMENTS VIT FUNDS, and its series:
Equity 500 Index Fund — Class A and B
Small Cap Index Fund — Class A and B
Nasdaq-100 Index Fund — Class A and B
Global Biotechnology Fund
US Bond Index Fund
Scudder Real Estate Securities Portfolio — Class A and B
CASH RESERVE FUND, INC., and its series:
Prime Series — Class A, B and C, Quality Class, Prime Shares and Institutional Prime Shares
Treasury Series — Treasury Shares and Institutional Treasury Shares
Tax-Free Series — Tax-Free Shares and Institutional Tax-Free Shares
SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC. — Class A, B and C, Institutional Class
SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC. — Class A, B and C, Institutional Class

Updated as of August 1, 2005

SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC. — Class A, B and C, Institutional Class
SCUDDER RREEF REAL ESTATE FUND, INC. (closed-end fund) — Common and Preferred Shares
SCUDDER RREEF REAL ESTATE FUND II, INC. (closed-end fund) — Common and Preferred Shares
SCUDDER RREEF SECURITIES TRUST, series:
Scudder RREEF Real Estate Securities Fund — Class A, B, C, R and S, Institutional Class
SCUDDER INVESTORS FUNDS, INC., and its series:
Japanese Equity Fund — Class A, B, C and S
Global Biotechnology Fund — Class A, B and C

APPENDIX B
      The following table shows compensation received by each nominee from the Fund for the fiscal year ended June 30, 2005 and aggregate compensation from the Scudder Funds Complex during the 2004 calendar year.

	Compensation	Pension or	Total
	from Scudder	Retirement	Compensation
	Global	Benefits Accrued	Paid to Nominee
	Commodities	as Part of Fund	from the Funds
Name of Nominee	Stock Fund, Inc.	Expenses	Complex

Henry P. Becton, Jr.	$0	$0	$159,500	(1)(2)(3)
Richard R. Burt	$0	$0	$198,370	(4)(5)(7)
Dawn-Marie Driscoll	$0	$0	$208,016	(1)(2)(3)(6)
Keith R. Fox	$0	$0	$220,620	(1)(2)(3)
Kenneth C. Froewiss	$12,864	$0	$87,364	(8)
Martin J. Gruber	$0	$0	$136,000	(4)(5)(7)
Richard J. Herring	$0	$0	$138,000	(4)(5)(7)
Graham E. Jones	$0	$0	$137,000	(4)(5)(7)
Rebecca W. Rimel	$0	$0	$164,120	(4)(5)(7)
Philip Saunders, Jr.	$0	$0	$138,000	(4)(5)(7)
William N. Searcy	$0	$0	$149,500	(4)(5)(7)
Jean Gleason Stromberg	$0	$0	$153,500	(1)(2)(3)
Carl W. Vogt	$0	$0	$168,500	(1)(2)(3)

(1)	For each nominee, total compensation includes compensation for service on the boards of 18 trusts/ corporations comprised of 49 funds/ portfolios. Each nominee currently serves on the boards of 18 trusts/ corporations comprised of 42 funds/ portfolios.

(2)	Aggregate compensation reflects amounts paid to the nominees for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Scudder Funds.

(3)	Aggregate compensation also reflects amounts paid to the nominees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

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(4)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Gruber, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Fund.

(5)	During calendar year 2004, the total number of funds overseen by each nominee was 55 funds, except for Mr. Burt, who oversaw 58 funds.

(6)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board for the Boston Board funds.

(7)	Of the amounts payable to Ms. Rimel and Messrs. Herring and Saunders, $144,897, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

(8)	Total compensation includes compensation for service on boards of 5 funds.

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APPENDIX C
SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
AUDIT COMMITTEE CHARTER
ADOPTED JULY 7, 2004, AMENDED APRIL 4, 2005
      This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of Scudder Global Commodities Stock Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) established the Committee to provide oversight with respect to the Fund’s accounting and financial reporting policies and practices.

(1)	Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund’s investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund’s shares are traded.

(2)	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

(3)	Committee Purposes. The purposes of the Committee are as follows:

(a)	To oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b)	To oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c)	To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

(d)	To act as a liaison between the Fund’s independent auditors and the Board;

(e)	To oversee the Fund’s compliance with legal and regulatory requirements; and

(f)	To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund’s annual report filed with the Securities and Exchange Commission.

      The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

(4)	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Funds’ investment complex(1) of employees or former employees of the independent auditors;

(b)	To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund’s investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

(c)	To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements and any interim financial statements with management and the independent auditor, including the Fund’s disclosures under “Portfolio Management Review;” and (iii) discuss policies with respect to risk assessment and risk management;

(1)	“Investment company complex” includes:

—	the Fund and its investment adviser or sponsor;

—	any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

—	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.

(d)	To meet with the Fund’s independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

(e)	To meet regularly with the Fund’s chief financial and accounting officers, the Fund’s Treasurer and the Fund’s investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

(f)	To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund’s financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(g)	To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

(h)	To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund’s investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund’s operations and financial reporting;

(i)	To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund’s investment advisers (and their affiliates); and

(j)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5)	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

(6)	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

(7)	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

APPENDIX D
SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
COMMITTEE ON INDEPENDENT DIRECTORS
ADOPTED JULY 7, 2004
      This document constitutes the Charter of the Committee on Independent Directors (the “Committee”) of the Board of Directors of Scudder Global Commodities Stock Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) has adopted this Charter to govern the activities of the Committee.

(1)	Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

(2)	Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.
A member of the Committee may be designated by the Board as the Committee’s chair (the “Lead Independent Director”). The Committee may delegate any portion of its authority or responsibilities to a sub–committee of one or more members.
The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s By–Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a

D-1

quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(3)	Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

(4)	Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (ii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

(5)	Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

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APPENDIX A TO COMMITTEE ON INDEPENDENT DIRECTORS CHARTER
PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
ADOPTED JULY 7, 2004
      A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

(1)	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

(2)	The Shareholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

(3)	The Shareholder Recommendation must include:

(a)	a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the “candidate”); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(b)	the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(c)	the recommending shareholder’s name and address as they appear on the Fund’s books;

(d)	the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and

(e)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-852-5162, 24 hours a day, 7 days a week. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 11:59 p.m. Eastern Daylight Time on October 10, 2005.

INTERNET VOTING

Visit the Internet voting website at http://proxy.georgeson.com. Have this proxy card ready and follow the instruction on your screen. You will incur only your usual Internet charges. Available until 11:59 p.m. Eastern Daylight Time on October 10, 2005.
VOTING BY MAIL

Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope to Georgeson Shareholder Communications, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

1.	THE ELECTION OF THIRTEEN DIRECTORS:		The Proxies are authorized to vote in their discretion on any business which may properly come before the meeting and any adjournments thereof.
	FOR all nominees listed below (except as marked to the contrary below)	☐
	WITHHOLD AUTHORITY for all nominees listed below	☐

Nominees:
Class I:	Henry P. Becton, Jr., Richard R. Burt, Dawn-Marie Driscoll, Martin J. Gruber
Class II:	Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Philip Saunders, Jr.
Class III:	Graham E. Jones, Rebecca W. Rimel, William N. Searcy, Jean Gleason Stromberg, Carl W. Vogt

(Instructions: To withhold authority to vote for any individual nominees, write that nominee’s name on the space below.)
Nominee exception(s) _______________________________________

Dated __________________________________________________________, 2005

Signature(s)

Signature, if held jointly

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

SCUDDER GLOBAL COMMODITIES STOCK FUND, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O
X
Y
     The undersigned stockholder of Scudder Global Commodities Stock Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Carole Coleman, John Millette and Caroline Pearson, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 A.M., New York time, on Tuesday, October 11, 2005 at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10017, and any adjournment or postponement thereof, including any adjournment for the purpose of soliciting further votes in favor of the proposal, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.
     The votes entitled to be cast by the undersigned will be cast as Instructed below. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposal described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

SEE REVERSE SIDE